Exhibit 99.1
USPI December 2009

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

NON-GAAP MEASUREMENT We have used the non-GAAP financial measurement term "EBITDA." EBITDA is calculated as operating income plus depreciation and amortization. USPI uses EBITDA and EBITDA less minority interest as analytical indicators for purposes of allocating resources and assessing performance. EBITDA is commonly used as an analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA could be significant components in understanding and assessing financial performance. System-wide results are a non-GAAP measurement. Due to the significance of unconsolidated facilities to the Company's business and because the Company's net earnings from a facility are the same whether or not the Company consolidates it, we primarily analyze our financial results by treating all facilities as though they were consolidated, a grouping we refer to as system-wide financial results. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculation methods, EBITDA as presented by USPI may not be comparable to similarly titled measures of other companies.

COMPANY OVERVIEW Leading operator of short-stay multi-specialty surgical facilities in the United States and U.K. Strategic partnerships with local physicians and prominent not-for-profit health systems Strong focus on patient safety, physician efficiency and cost management $1.6 billion of revenues under management for 169 facilities Attractive business model with strong cash flow and modest exposure to government reimbursement

U.S. INDUSTRY OVERVIEW ASCs have been widely successful and are a significant presence in the U.S. healthcare delivery system Advantages in patient safety and physician efficiency are meaningful Significant savings to patients, government and commercial payors Average savings to commercial insurers is 20-30% Medicare savings >40% Medicare beneficiary savings >50% Industry largely unconsolidated Top ten companies own less than 20% Growth of new facilities has slowed in recent years

BENEFITS OF ASCs Increase Utilization of ASCs PHYSICIANS Freestanding environment more conducive to meeting high volume physicians' requirements Significant administrative, clinical and economic benefits to physicians PATIENTS Allows higher patient satisfaction as a result of more comfortable setting, scheduling flexibility and consistent staffing HOSPITAL PARTNERS Allows hospital systems to expand their capacity and geographic reach with lower capital use than traditional acute care facilities HIGH QUALITY CARE 92% patient satisfaction Superior patient outcomes Comprehensive regulatory standards PAYORS In general, ASC represent a discount of 20 - 30% compared with HOPD reimbursement

GROWING MARKET Source: Verispan report and Wall Street research Freestanding Facility Outpatient Surgeries Hospital Outpatient 3.8 7.7 13.3 17.3 26.2 30.3 94% 10% 17% 25% 29% 32% 83% 75% 71% 68% 6% 90% (Surgeries in Millions) 34.7 43% 57% 1981 1985 1990 1995 2002 2005 2007 Continued shift of outpatient surgery to freestanding outpatient facilities

RECENT DECLINE IN GROWTH OF ASCs Year-over-Year Change in Number of ASCs (%) Source: September, 2008, Medicare Provider of Service file. 2005 2006 2007 2008 8.9% 4.5% 5.5% 3.3%

KEY MARKETS USPI operates 163 facilities in the United States and four in the United Kingdom Major Market Facilities Denver 3 facilities Centura Health Partnership Oklahoma City 2 facilities INTEGRIS Health Partnership St. Louis 16 facilities New Jersey 7 facilities Meridian Health Partnership Nashville 7 facilities St. Thomas Partnership Atlanta 6 facilities Houston 16 facilities Memorial Hermann Partnership Austin 3 facilities Seton Partnership San Antonio/Corpus Christi 3 facilities CHRISTUS Health Partnership Dallas/Ft. Worth 27 facilities Baylor Health Care System Partnership Phoenix/Las Vegas 11 facilities Catholic Healthcare West Partnership Los Angeles 6 facilities Catholic Healthcare West Providence Partnership Kansas City 4 facilities North Kansas City Hospital Ascension Partnership Chicago 5 facilities Evanston Northwestern, Adventist Partnership

UNITED KINGDOM USPI entered the U.K. market in 2000 and currently operates three private hospitals and a cancer center in greater London Approximately 30% of the population in the Greater London market accesses the private healthcare market Strategically located facilities Physician-driven healthcare Inherent limitations of National Health System Strong management team London Area Map Parkside Hospital & Parkside Oncology (Wimbledon) Highgate Hospital Holly House Hospital (Buckhurst Hill) Facilities

HEALTHCARE SYSTEM PARTNERS Benefits to Healthcare Systems Leverage USPI's operational expertise and singular focus Provides a strategy to promote physician alignment Provides defensive mechanism to maintain short-stay surgical business Provides capital and spreads risk through USPI and physicians' investment Provides an opportunity to expand in new markets at lower capital outlay than a hospital Benefits to USPI Provides long-term strategic stability in the marketplace Provides brand, image, reputation and credibility Accelerates growth Enhances relationships with managed care payors 107 facilities are in a partnership with a healthcare system

HEALTHCARE SYSTEM PARTNERS USPI's strategy of partnering with not-for-profit healthcare systems aligns the Company's facilities with strong networks of physicians and hospitals that are prominent in their communities and known for providing high quality care (Las Vegas, Phoenix, S. California) BON SECOURS HEALTH SYSTEM, INC.

FAVORABLE REVENUE AND PAYOR MIX High margin, elective procedures 51% of revenue mix from orthopedic and pain management Diversification of specialties insulates USPI from negative utilization and specialty pricing changes Over 80% private insurance Insurance companies favor low cost providers Modest exposure to government reimbursement fluctuations Government payor mix worldwide Reliable payors and operating discipline yields bad debt expense of less than 2% of revenues and receivable days outstanding is under 40 days Low risk cash flows from high margin specialties and reliable payors: slice slice slice East 38 5 6 8 8 3 8 11 13 Orthopedic Gynecology ENT Gastrointestinal Plastic Ophthalmology Medical/Other Pain Mgmt. 13% 38% 5% 6% 8% 8% 8% 3% 11% 2008 Revenue Mix slice slice slice East 83 3 13 Private Insurance Self-pay 13% 84% 3% 2008 Payor Mix Government General

DEVELOPMENT STRATEGY Poised to react to current economic conditions and legislative changes Acquisition of troubled facilities Selective acquisition of strong facilities Selective de novo development Work with existing partners (physicians and hospitals) to grow market share Selectively enter new markets with existing or new partners Attractive demographics and/or payor characteristics Prominent health system that embraces physician alignment strategy

POST LBO Expansion Same Facility Revenue Growth Same Facility EBITDA Margin Cost Management System Enhancements 20 acquisitions 13 de novos Portfolio Management 7.5% as of September 2009 10.8% in 2008 10.4% in 2007 31.3% as of September 2009 30.4% in 2008 30.6% in 2007 26.0% SWB as a % of system-wide revenue 2.3% G&A as a % of system-wide revenue Installed Decision Support System Improved quality management system 16 facilities divested 84% of revenue from top 12 markets

FINANCIAL PROFILE YTD 2006 2007 2008 9/30/09 (in millions) GAAP Revenue $ 567.4 $ 643.8 $ 642.2 $ 465.9 Operating Income $ 159.0 $ 162.1 $ 199.8 $ 169.1 Add: Depreciation & amortization 34.5 39.1 36.8 26.6 Less: Noncontrolling interests (54.6) (64.0) (55.1) (47.2) Add: LBO costs 0.5 25.4 - - EBITDA less noncontrolling interests $ 139.4 $ 162.6 $ 181.5 $ 148.5 EBITDA less noncontrolling interests growth 16.6% 11.6% 12.0% Other Data: System-wide revenue $1,155.1 $1,404.9 $1,601.6 $1,284.0 System-wide revenue growth 21.6% 14.0% 9.4% U.S. same-facility revenue growth 8.6% 10.2% 10.7% 7.8%

SYSTEM-WIDE FINANCIALS Six Months Year Nine Months Ended Ended Ended 6/30/08 12/31/08 9/30/09 Equity method facilities 22.2% 21.4% 21.7% Consolidated facilities 47.7% 48.8% 48.7% Weighted average 31.6% 30.5% 30.2% USPI Ownership

CAPITALIZATION 2007 2008 9/30/09 (in millions) Balance sheet data: Cash $ 76.8 $ 49.4 $ 156.51 Debt 1,098.1 1,097.9 1,069.9 Net debt 1,021.3 1,048.5 913.4 EBITDA less noncontrolling interests $ 162.6 $ 181.5 $ 197.92 Debt/EBITDA less noncontrolling interests 6.28x 5.78x 5.07x3 1 On December 1st, 2009, the Company authorized a payment of an $89 million dividend 2 Trailing twelve months 3 Adjusted for dividend payment

DEBT MATURITIES Total debt $1.1 billion $437.5M $521.8M

SUMMARY USPI is well positioned: low cost, high quality, high customer satisfaction provider Partner with key local not-for-profit hospital systems Strong partnering capabilities will continue to provide opportunities for growth, even in difficult times Focused on key strategic markets with significant market share Stable revenue growth Strong equity sponsor in WCAS Capitalized for growth and flexibility